SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) February 6, 2002
                                                 ----------------


                             Tangent Solutions, Inc.
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                       2-96392-A              65-0952956
          --------                       ---------              ----------
(State or Other Jurisdiction            (Commission            (IRS Employer
      of Incorporation)                 File Number)         Identification No.)




               6801 Powerline Road, Fort Lauderdale, Florida 33309
               ---------------------------------------------------
               (Address of principal executive offices; zip code)


Registrant's telephone number, including area code (954) 935-8125
                                                   --------------


          (Former Name or Former Address, if Changed Since Last Report)


Item 5.  Other Events.

         The Registrant has effected a reverse split of its Common Stock. All holders of Common Stock of the Company will receive three (3) shares of new Common Stock for every ten (10) shares currently owned.

         This split is effective February 11, 2002 to holders of record on February 11, 2002.

         The new CUSIP number of the registrant is 875463 20 0.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            TANGENT SOLUTIONS, INC.

Date: February 6, 2002                      By:  /s/Vito Bellezza
                                                 -----------------
                                                 Vito Bellezza,
                                                 President and CEO